January 2012

Disclaimer

[] This presentation includes certain "forward -looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

Toyota's Global Businesses

TMC Consolidated Financial Results

                            Fiscal Year Ended March 31,
(JPY billions)              2009       2010     2011
------------------------ ---------- -------- ----------
Net Revenues             20,529.5   18,950.9 18,993.6
Operating Incom e (Loss)    (461.0)    147.5   468.2
Net Incom e (Loss)         (437.0)    209.4    408.1

Sources: Toyota Motor Corporation FY 2010 Financial Summary and FY 2011
Financial Summary

TMC Consolidated Balance Sheet

(JPY billions)	FY2010 As of March 31, 2010	FY2011 As of March 31, 2011
Current assets	13,073.6	11,829.8
Noncurrent finance receivables, net	5,630.7	5,556.7
Investment & other assets	4,934.1	6,122.5
Property, plant & equipment, net	6,710.9	6,309.2
Total Assets	30,349.3	29,818.2
Liabilities	19,418.8	18,898.1
Shareholders' equity	10,930.4	10,920.0
Total Liabilities & Shareholders' Equity	30,349.3	29,818.2

Source: *Toyota Motor Corporation FY 2011 Financial Summary*

5

Toyota Motor Sales, USA

[] For 2012, 40% of the vehicles Toyota sells will be all-new  or significantly updated

[] Toyota will launch 19 new or updated models this year, including 7 from
Toyota, 9 from Lexus and 3 from Scion

[] Industry-leading   investment in next-generation   technologies in
power-train,  safety and production

-- TMS has the most fuel-efficient   line-up  of any full-line  OEM

-- 10 hybrid models in TMS line-up  and 72% share of the U. S.  hybrid market
(1)

[] Recent and upcoming vehicle launches:

-- Lexus GS

-- Prius Plug-in  Hybrid

-- Prius C

-- Rav 4 Electric Vehicle

-- Scion FR-S

-- Scion IQ

(1) As of November 31, 2011

Toyota Motor Sales, USA (2)

- Quality, safety, reliability and product appeal remain high as reflected by numerous 3rd party accolades

Q42011 Kelley Blue Book "Brand Loyalty" Toyota #1; Lexus #1 (luxury)	**2012 IIHS "Top Safety"** TMS earns 15 "top safety" awards	**2011 Forbes "Safest Trucks of 2011"** 8 Toyota & Lexus Trucks & SUVs
2011 JD Power APEAL (Automotive Performance, Execution & Layout) Study Lexus ranks in top 10	**2011 Interbrand's "Best Global Green Brands"** Toyota ranks #1	**2011 JD Power VDS** TMS receives most "highest ranking" awards (7), more than any other OEM
2011 JD Power CSI Lexus ranks highest of any luxury brand	**2011 JD Power IQS:** Lexus earns 4 segment awards, ranks highest among all nameplates	**2011 IIHS "Top Safety"** TMS earns 8 "Top Safety" awards
2011 Edmunds.com Lexus receives "Best Retained Value Award" for luxury brands	**2011 Kelley Blue Book Top 10 Green Cars** Prius and Lexus CT 200h earn spots on KBB's prestigious list	**2011 IntelliChoice "Best Overall Value of the Year"** TMS receives 11 top spots, more than any other OEM

7

Toyota Motor Sales, USA (3)

Lexus GS 350

Prius Plug-in

Toyota Motor Sales, USA (4)

Prius C

Scion iQ

Toyota Motor Sales, USA (5)

Lexus LF-LC Concept

Scion FR-S

Toyota Financial Services

TFS Group Global Presence

34 Countries and Regions Worldwide

Toyota Motor Credit Corporation (TMCC)

            Toyota Motor Corporation (TMC) Toyota Financial Services
Corporation (TFSC) Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company

[] Credit support agreement structure with TFSC/TMC

(1) As of September 30, 2011 (2) Outlook negative

Credit Support Agreements

[] Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-- TFSC will own 100% of TMCC

-- TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

-- If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

-- Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[] TFSC in turn has the benefit of a credit support agreement with Toyota Motor
Corporation ("TMC")

-- Same key features as TFSC/TMCC credit support agreement

-- TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[] TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

TMCC Products and Services

Consumer Finance

[] Retail []Lease

 Dealer Finance

[]Wholesale [] Real Estate [] Working Capital [] Revolving Credit Lines

Commercial Finance

[] Forklift
[] Hino Medium Duty [] Retail ([]) Lease

Insurance

[] Service Agmts [] Ext.  Warranty [] Guaranteed Auto Protection []Roadside
Assistance

TMCC Financial Performance - Select Data

                                                                            Six Months
                                        Fiscal Year Ended March 31,            Ended
                                                                          Septem ber 30,
(USD m illions)                   2008        2009  2010             2011        2011
--------------------------------- ----- ----------- --------------- ----- --------------
Total Financing Revenues          8,192      8,800  8,163           8,064       3,790
  add: Other Incom e               686         432   680             779         334
  less: Interest Expense          7,450       7,132 5,587           4,967       2,260
               and depreciation
Net Financing Revenues            1,428       2,100 3,256           3,876       1,864
               and Other Revenues
Net Incom e (Loss)                (223)       (623) 1,063           1,853        916

Source: TMCC March 31, 2011 10-K and September 30, 2011 10-Q

TMCC Earning Asset Composition

Managed Assets (USD billions)

74.1

11.7

43.3

19.1

Mar-08

72.6

10.8

43.5

18.3

Mar-09

72.2

11.3

40.5

17.4

Mar-10

3.0

76.8 12.1  11.3

34.1

19.3

Mar-11

74.2 9.8  11.5

34.1

18.8

Sep-11

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2011 10-K and September 30, 2011 10-Q

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2008	2009	2010	2011	Six Months Ended September 30, 2011
Over 60 Days Delinquent (1)	0.59%	0.68%	0.45%	0.26%	0.31%
Allowance for Credit Losses (1) (2)	0.97%	2.51%	2.31%	1.13%	0.83%
Net Credit Losses (3)	0.91%	1.37%	1.03%	0.52%	0.17%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Source: *TMCC March 31, 2011 10-K and September 30, 2011 10-Q*

19

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

[] Major adjustments to credit decisioning implemented beginning in late 2007

-- Identification and elimination of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

-- Re-trained  staff and out-sourced  high risk collections

-- Emphasis on early intervention

-- Optimization of staff and technology resources

Credit: Results*

[] Retail loan credit performance has shown significant improvement

-- Portfolio -level performance trends show general improvement

-- Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

* Abbreviated for presentation purposes Source: Company reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [(1)]

	At December 31,		At March 31,				
	2011	2010	2011	2010	2009	2008	2007
Outstanding Contracts (2)	3,132,976	3,172,332	3,189,591	3,093,894	3,050,178	2,942,565	2,681,902
Number of Accounts Past Due in the following categories							
30 - 59 days	52,675	62,420	43,070	55,123	57,547	54,219	40,967
60 - 89 days	11,456	13,716	8,588	11,722	13,327	13,010	9,571
Over 89 days	9,263	11,137	9,153	10,953	11,797	9,575	6,216
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.68%	1.97%	1.35%	1.78%	1.89%	1.84%	1.53%
60 - 89 days	0.37%	0.43%	0.27%	0.38%	0.44%	0.44%	0.36%
Over 89 days	0.30%	0.35%	0.29%	0.35%	0.39%	0.33%	0.23%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company reports

23

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

	For the 9 Months Ended December 31,		For the Fiscal Years Ended March 31,				
	2011	2010	2011	2010	2009	2008	2007
Principal Balance Outstanding (2)	44,671,053	44,604,093	45,053,303	43,234,740	43,485,623	42,313,780	37,487,787
Average Principal Balance Outstanding (3)	44,862,178	43,919,416	44,144,021	43,360,181	42,899,702	39,900,783	34,929,981
Number of Contracts Outstanding	3,132,976	3,172,332	3,189,591	3,093,894	3,050,178	2,942,565	2,681,902
Average Number of Contracts Outstanding (3)	3,161,284	3,133,113	3,141,743	3,072,036	2,996,372	2,812,234	2,526,991
Number of Repossessions (4)	32,475	49,513	64,710	79,637	81,270	65,785	48,537
Number of Repossessions as a Percent of the Number of Contracts Outstanding (8)	1.38%	2.08%	2.03%	2.57%	2.66%	2.24%	1.81%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.37%	2.11%	2.06%	2.59%	2.71%	2.34%	1.92%
Gross Charge-Offs (5)(7)	186,839	354,532	447,159	724,212	897,508	608,689	388,075
Recoveries (6)	59,709	75,217	98,105	116,892	87,182	68,511	66,319
Net Losses	127,130	279,315	349,054	607,320	810,326	540,178	321,756
Net Losses as a Percentage of Average Principal Balance Outstanding (8)	0.38%	0.85%	0.79%	1.40%	1.89%	1.35%	0.92%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.
(8) Annualized.

Source: Company reports

24

Origination Profile

TMCC Retail Auto Loan Originations

Origination Year	2007	2008	2009	2010	2011
Number of Pool Assets	1,070,814	1,070,411	824,133	956,010	911,545
Original Pool Balance	23,723,872,435	23,938,411,965	17,974,710,305	21,924,552,881	21,608,462,287
Average Initial Loan Balance	22,155	22,364	21,810	22,933	23,705
Weighted Average Interest Rate	7.64%	6.03%	5.69%	3.91%	3.76%
Weighted Average Original Term	62	63	62	62	63
Weighted Average FICO	708	723	737	738	735
Geographic Concentrations: (Top 5 States)					
	CA-22.9%	CA-20.7%	CA-18.9%	CA-18.0%	CA-18.9%
	TX-11.0%	TX-12.0%	TX-12.1%	TX-13.1%	TX-12.6%
	NY-5.1%	NY-4.8%	NY-5.4%	NY-5.2%	NY-5.4%
	NJ-4.8%	NJ-4.5%	NJ-5.2%	NJ-4.7%	NJ-4.9%
	VA-4.3%	IL-4.3%	IL-4.3%	VA-4.5%	IL-4.1%
Distribution of Assets by Interest Rate: (1)					
<2.0%	11.3%	15.9%	17.1%	35.2%	30.3%
2.0%-3.99%	8.9%	14.7%	17.9%	22.8%	35.9%
4.0%-5.99%	11.6%	20.4%	21.2%	19.3%	17.5%
6.0%-7.99%	31.8%	26.2%	23.9%	13.6%	8.5%
8.0%-9.99%	18.2%	12.6%	11.3%	4.1%	3.2%
10.0%-11.99%	6.0%	3.7%	3.5%	1.7%	1.6%
12.0%-13.99%	2.5%	2.1%	1.7%	0.9%	0.7%
14.0%-15.99%	2.4%	1.3%	1.0%	0.7%	0.6%
16.0% +	7.4%	3.0%	2.3%	1.8%	1.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	7.2%	6.1%	4.8%	4.9%	4.4%
% 72+ Month term	7.7%	20.6%	15.1%	9.8%	10.5%
% Used	23.4%	25.4%	29.5%	30.6%	31.5%

(1) Percentages may not add to 100% due to rounding

Source: Company reports

25

Origination Characteristics

APR Distribution

Weighted Average Original Term

Weighted Average FICO

New vs. Used

Source: Company reports

ABS Deal Comparison

Toyota Auto Owners Trust (TAOT)[1]

Series	2010-A	2010-B	2010-C	2011-A	2011-B [2]
Number of Pool Assets	105,045	146,003	104,874	77,857	111,163
Original Pool Balance ($)	1,329,787,698	1,842,107,232	1,344,094,647	1,038,130,389	1,573,816,681
Average Initial Loan Balance ($)	12,659	12,617	12,816	13,334	14,158
Weighted Average Interest Rate	5.82%	5.63%	4.06%	3.57%	2.99%
Weighted Average FICO	748	749	755	755	755
Original Term (months)	62	62	60	60	60
Geographic Concentrations: (Top 5 States)					
	CA-23.8%	CA-21.3%	CA-19.5%	CA-19.0%	CA-18.9%
	TX-13.7%	TX-12.8%	TX-11.5%	TX-12.2%	TX-12.0%
	NY-6.2%	PA-5.6%	PA-5.9%	PA-5.4%	PA-4.8%
	IL-5.0%	NJ-4.6%	MD-4.8%	IL-4.6%	NY-4.6%
	NJ-4.8%	MD-4.5%	IL-4.6%	MD-4.5%	IL-4.5%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
% 72+ Month term	0.0%	0.0%	0.0%	0.0%	0.0%
% Used	24.3%	24.6%	19.5%	20.3%	23.8%

(1) Abbreviated for presentation purposes
(2) Data based upon statistical pool

27

TAOT Deal Performance

As of January 15, 2012 Payment Date


0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%

Transaction	Moody's EL	S&P's EL
TAOT 2010-A	1.25% (1)	1.70% - 1.90% (2)
TAOT 2010-B	1.25% (1)	1.50% - 1.70% (2)
TAOT 2010-C	1.15% (1)	1.40% - 1.60% (2)
TAOT 2011-A	1.15%	1.40% - 1.60%
TAOT 2011-B	0.85%	1.15% - 1.35%

	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20
TAOT 2010-A	0.00%	0.01%	0.04%	0.06%	0.07%	0.10%	0.12%	0.15%	0.18%	0.20%	0.21%	0.22%	0.23%	0.25%	0.26%	0.27%	0.28%	0.29%	0.29%	0.31%
TAOT 2010-B	0.00%	0.00%	0.00%	0.02%	0.06%	0.08%	0.11%	0.13%	0.14%	0.15%	0.16%	0.17%	0.18%	0.20%	0.21%	0.22%	0.22%	0.23%		
TAOT 2010-C	0.00%	0.00%	0.01%	0.02%	0.05%	0.06%	0.07%	0.09%	0.09%	0.10%	0.12%	0.13%	0.13%	0.14%	0.16%	0.17%				
TAOT 2011-A	0.00%	0.00%	0.01%	0.03%	0.03%	0.06%	0.06%	0.07%	0.09%	0.09%	0.10%									
TAOT 2011-B	0.00%	0.00%	0.00%	0.02%																

(1) Moody's cumulative net loss assumption at initial transaction rating. On September 15, 2011, Moody's announced that it had decreased the transaction CNL assumptions to 0.45%-0.70% for 2010-A & 2010-B and 0.35%-0.60% for 2010-C.

(2) Standard & Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard & Poors announced that it had decreased the transaction CNL assumptions to 0.45%-0.55% for 2010-A, 0.40%-0.50% for 2010-B and 0.35%-0.45% for 2010-C.

28

Source: Company reports

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1    Direct Commercial Paper Program

[] Backed by $ 13 billion multi-party   back-stop  credit facilities:  $ 5
billion 364-day;   $ 5 billion 3-year;   $ 3 billion 5-year

[] $ 8.9  billion Short-term   Investment Portfolio (1)

[] Over $ 30 billion in salable retail loan receivables

[] Access to various domestic and international term markets

[] Billions of additional capacity in Global Benchmark Markets

[] Inter-company  lending infrastructure

[] Credit Support Agreements: TMCC []TFSC  []TMC

(1) Average balance for quarter ended September 30, 2011

Source: TMCC September 30, 2011 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity -- Issuing into strong demand with attractive deals -- Identifying and developing new markets and investor relationships -- Responding quickly to opportunities with
best-in-class     execution

Diversity in Debt Offerings

TMCC Term Debt Outstanding

By Deal Type

Public/Private ABS $8,879

Other $9,970

Global MTN $8,100

 MTN $5,131

EMTN $5,480

Uridashi $4,126

Eurobonds $10,464

By Currency

USD, $32,608

EUR, $6,808

AUD, $4,155

JPY, $3,072

CHF, $2,847

NZD, $1,024

GBP, $925

Other, $710

units in USD millions

units in USD millions

As of December 31, 2011

Source:Company Reports

Funding Flexibility

Focus on More Diverse Maturities in USD Issuance (1)

FY '09

3yr

2yr

18 mo

1yr

5%

19%

2%

74%

FY '10

1yr

(2yr) 8%

3yr

15%

77%

FY'11

10yr

3yr

2yr

1yr

24%

36%

17%

7%

16%

FY'12 TD(2)

10yr

5yr

3yr

2yr

1yr

21%

26%

10%

10%

33%

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2) As of January 18, 2012

Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness